SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 23, 2005
                                                          --------------

                      American Mortgage Acceptance Company
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
                                  -------------
                 (State or other Jurisdiction of Incorporation)


          0-23972                                     13-6972380
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  (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02(b). Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers
                --------------------------------------------


On March 23, 2005, Denise L. Kiley declared her intention to retire as Senior Vice President of American Mortgage Acceptance Company (the "Company") and Vice President of the Company's manager, Related AMI Associates, Inc. (the "Manager") Ms. Kiley has decided to retire from the Company in order to travel and pursue other interests. Ms. Kiley's decision to retire from the Company is part of her overall retirement planning, which includes her intention to retire as an officer and managing trustee of CharterMac, an affiliate of the Manager, which she announced on February 25, 2005. Ms. Kiley is expected to transition from her responsibilities at the Company over the next several months.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).    Financial Statements

        Not Applicable

(b).    Pro Forma Financial Information

        Not Applicable

(c).    Exhibits

        Not Applicable









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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          American Mortgage Acceptance Company
                                          (Registrant)



                                          BY:  /s/ Alan P. Hirmes
                                               ------------------
                                               Alan P. Hirmes
                                               Chief Financial Officer and Chief
                                               Operating Officer
        March 23, 2005